UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2018
DELEK LOGISTICS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35721	45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 771-6701

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2018, Delek Logistics Partners, LP (the "Partnership") announced that, effective May 21, 2018, the Board of Directors of Delek Logistics GP, LLC (the "Company"), the general partner of the Partnership, appointed Regina Bynote Jones, age 47, Executive Vice President, General Counsel and Secretary of the Company. Ms. Jones has over 20 years of experience in the energy sector. Most recently, she served as general counsel of the land rigs division for Schlumberger, Ltd., a global oil and gas technology company. Ms. Jones joined Schlumberger in 2005 as geomarket counsel in the United States and held roles of increasing responsibility including global manager of client contracts, global manager – trade compliance, general counsel – research, engineering, manufacturing and sustaining, general counsel – petrotechnical services and general counsel – Asia. Her previous experience also includes service in various roles with energy companies Shell Services International, Dynegy Inc. and El Paso Corporation. Ms. Jones earned a Bachelor of Business Administration degree from Sam Houston State University and her Juris Doctorate from the South Texas College of Law in Houston, Texas.

As Ms. Jones will be an employee of Delek US Holdings, Inc., she will not receive compensation from the Partnership or the Company at this time.

Item 7.01	Regulation FD Disclosure.

On May 25, 2018, the Partnership issued a press release announcing the hiring of Ms. Jones. A copy of this press release is attached as Exhibit 99.1.

The information in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Partnership or the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Partnership or any of its affiliates.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Joint press release of Delek US Holdings, Inc. and Delek Logistics Partners, LP issued May 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2018	DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC
its general partner

/s/ Kevin L. Kremke
Name: Kevin L. Kremke
Title: EVP / Chief Financial Officer